                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                              ACMAT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

ACMAT LOGO

                                233 MAIN STREET
                           NEW BRITAIN, CT 06050-2350

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                               ACMAT CORPORATION

                                   TO BE HELD
                                 JUNE 21, 2001

To the ACMAT Stockholders:

     The Annual Meeting of Stockholders of ACMAT CORPORATION will be held at ACMAT's headquarters, 233 Main Street, New Britain, CT, on June 21, 2001, at 11:00 A.M., for the following purposes:

     1. To elect six directors for the ensuing year;

     2. To approve the appointment of KPMG LLP as auditors of the books and accounts of the Company for the current fiscal year; and

     3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 20, 2001 will be entitled to notice of and to vote at this meeting.

     We hope that as many stockholders as possible will attend the Annual Meeting in person. Management will be present to answer any questions you may have with respect to the operations of the Company. We would appreciate it if you would complete, date, sign and return the enclosed proxy. A self-addressed envelope is enclosed for your convenience in returning the proxy to us.

                                          /s/ Henry W. Nozko, Sr.
                                          HENRY W. NOZKO, SR.
May 4, 2001                               Chairman of the Board and President

                               ACMAT CORPORATION
                  233 MAIN STREET, NEW BRITAIN, CT 06050-2350
                                 (860) 229-9000

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of ACMAT CORPORATION (sometimes referred to as "ACMAT", the "Company" or the "Corporation") for use at the Annual Meeting of Stockholders of the Company to be held on June 21, 2001, at 11:00 A.M., at ACMAT's headquarters, 233 Main Street, New Britain, CT, for the purposes set forth in the accompanying Notice of Annual Meeting. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by giving written notice of its revocation to the Secretary of the Company, delivering a proxy bearing a later date or attending the Annual Meeting and voting in person.

  Outstanding Shares and Voting Rights

     On April 30, 2001, there were outstanding 557,589 shares of Common Stock and 1,843,018 shares of Class A Stock of the Company. Each share of Common Stock is entitled to one vote and each share of Class A Stock is entitled to 1/10 vote. Only stockholders of record at the close of business on April 20, 2001 will be entitled to vote at the Annual Meeting. These proxy materials will be mailed to stockholders on or about May 7, 2001.

  Security Ownership of Certain Beneficial Owners and Management

     As of April 30, 2001, no person was known to the Company to be the beneficial owner of more than five percent of its outstanding shares of Common Stock or Class A Stock except as set forth in the following table which also shows, as of that date, the total number of shares of each class of stock of the Company beneficially owned, and the percent of the outstanding class of stock so owned, by each director, and by all directors and officers of the Company, as a group:

                                                                          PERCENTAGE       PERCENTAGE
                                     CLASS       NUMBER OF SHARES          OF CLASS         OF TOTAL
         BENEFICIAL OWNER           OF STOCK   BENEFICIALLY OWNED(1)      OUTSTANDING   VOTING POWER(16)
         ----------------           --------   ---------------------      -----------   ----------------
Henry W. Nozko, Sr. ..............  Common             417,980(4)           68.79%             53.18%
                                    Class A             61,000(3)             3.21
Henry W. Nozko, Jr. ..............  Common             196,924(2)(4)         32.41             26.82
                                    Class A            169,074(2)(5)          8.91
Victoria C. Nozko.................  Class A             52,000(6)             2.78               .70
John C. Creasy....................  Common                  --                  --               .36
                                    Class A             26,500(7)             1.42
Arthur R. Moore...................  Class A             10,000(8)              .54               .13
Alfred T. Zlotopolski.............  Class A             10,000(8)              .54               .13
Sheet Metal Workers' National
  Pension Fund....................  Class A          1,400,000(9)            43.17             15.87
Franklin Resources, Inc...........  Class A            443,500(10)           24.06              5.98
Queensway Financial Holdings
  Limited.........................  Class A            204,814(11)           11.11              2.76
EQSF Advisors, Inc................  Class A            200,678(12)           10.89              2.70
First Manhattan Co................  Class A            175,513(13)            9.52              2.37

                                                                          PERCENTAGE       PERCENTAGE
                                     CLASS       NUMBER OF SHARES          OF CLASS         OF TOTAL
         BENEFICIAL OWNER           OF STOCK   BENEFICIALLY OWNED(1)      OUTSTANDING   VOTING POWER(16)
         ----------------           --------   ---------------------      -----------   ----------------
Old Kent Financial Corp...........  Class A            130,000(14)            7.05              1.75
All Directors and Officers (8
  persons) As a Group.............  Common             514,904(15)           92.34             71.38
                                    Class A            146,789(15)            7.52

---------------
 (1) The person listed has the sole power to vote the shares of Common Stock and Class A Stock listed above as beneficially owned by such person and has sole investment power with respect to such shares.

 (2) Does not include 400 shares of Class A Stock and 5,925 shares of Common Stock held by his wife, Gloria C. Nozko.

 (3) Includes options to purchase 56,000 shares of Class A Stock.

 (4) Includes options to purchase 50,000 shares of Common Stock.

 (5) Includes options to purchase 55,000 shares of Class A Stock.

 (6) Includes options to purchase 25,000 shares of Class A Stock.

 (7) Includes options to purchase 26,500 shares of Class A Stock.

 (8) Includes option to purchase 10,000 shares of Class A Stock.

 (9) Assumes the full conversion of $15,400,000 principal amount of 11.5% Convertible Note into 1,400,000 shares of Class A Stock. The Address of the Fund is Suite 500, 601 North Fairfax Street, Alexandria, VA 22314.

(10) Address of Franklin Resources, Inc. is 777 Mariners Island Blvd. San Mateo, CA 94404

(11) Address of Queensway Financial Holdings Limited is 90 Adelaide Street West, Toronto, Ontario M5H3V9.

(12) Address of EQSF Advisors, Inc. is 767 Third Avenue, New York, NY
     10017-2023.

(13) Address of First Manhattan Co. is 437 Madison Avenue, New York, NY 10022.

(14) Address of Old Kent Financial Corp. is 111 Lyon Street N.W., Grand Rapids, MI 49503.

(15) Excludes options to purchase shares of Common and Class A Stock.

(16) Based upon one vote for each share of Common Stock and one-tenth vote for each share of Class A Stock.

                           1.  ELECTION OF DIRECTORS

     The first purpose of the meeting is to elect a Board of Directors, six in number, for a term of one year and until their successors shall be elected and qualify in their stead. It is the intention of the persons named in the proxy to vote, unless otherwise instructed, the proxies for the election as directors of the six nominees listed below. All of the nominees are presently directors of the Company previously elected by stockholders. In the event that any nominee should be unwilling or unable to serve as director (which is not now anticipated) the persons named as proxies reserve full discretion to vote for such other person as may be nominated by the Board of Directors.

     The following table shows for each director (a) his or her age, (b) the year in which the director first served as a director of the Company, (c) position with the Company and business experience during the past five years, including principal occupation, (d) his or her committee assignments, and (e) his or her other directorships. Each director is elected for a term of one year and until his or her successor shall be elected.

                                        DIRECTOR   POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE DURING
              NAME                AGE    SINCE              LAST FIVE YEARS, INCLUDING OCCUPATION
              ----                ---   --------   --------------------------------------------------------
Henry W. Nozko, Sr.(1)..........  81      1951     Chairman of the Board, President and Chief Executive
                                                   Officer of the Company. Chairman of the Board and
                                                   Director of United Coastal Insurance Company, ACSTAR
                                                   Holdings, Inc. and ACSTAR Insurance Company. Co-Chief
                                                   Executive Officer of United Coastal Insurance Company.
Henry W. Nozko, Jr.(1)..........  54      1971     Executive Vice President, Chief Operating Officer, and
                                                   Treasurer of the Company. Member of the Audit Committee.
                                                   President, Co-Chief Executive Officer and Treasurer of
                                                   United Coastal Insurance Company. President and
                                                   Treasurer of ACSTAR Holdings, Inc. and ACSTAR Insurance
                                                   Company. Member, Boards of Directors of United Coastal
                                                   Insurance Company, ACSTAR Holdings, Inc., ACSTAR
                                                   Insurance Company.
Victoria C. Nozko(1)............  82      1982     Housewife during past five years.
John C. Creasy..................  81      1987     Retired Chief Executive Officer of Danbury Hospital,
                                                   Member, Board of United Coastal Insurance Company.
                                                   Member of the Compensation Committee and Audit
                                                   Committee.
Arthur R. Moore.................  67      1999     Former General President of Sheet Metal Workers'
                                                   International Association. Member of the Audit
                                                   Committee.
Alfred T. Zlotopolski...........  54      1999     General Secretary-Treasurer of the Sheet Metal Workers'
                                                   International Association. Previously was the Business
                                                   Manager and President of Local 36 of the Sheet Metal
                                                   Workers' International Association. Member of the Audit
                                                   Committee.

---------------
(1) Mr. Henry W. Nozko, Sr. and Mrs. Victoria C. Nozko are husband and wife and Mr. Henry W. Nozko, Jr. is their son.

  Committees and Meetings

     The Board of Directors of the Company held 2 meetings during 2000. Mr. Zlotopolski missed one meeting. The Company has two committees of its Board of Directors -- a Compensation Committee and an Audit Committee. During 2000 only the Compensation Committee held a meeting. The Audit Committee considers and reviews all matters arising in connection with external audit reports, auditors' management reports and related matters. These matters were discussed by the full Board of Directors throughout the year. The Compensation Committee reviews the compensation of all officers of the Company. The Company does not have a nominating committee.

                     REMUNERATION OF OFFICERS AND DIRECTORS

     The following table provides certain summary information regarding compensation of the Company's Chief Executive Officer and each of the four most highly compensated executive officers of the Company for the periods indicated.

                                                               ANNUAL              ALL OTHER
                                                          COMPENSATION(A)       COMPENSATION(B)
                                                          ---------------       ---------------
NAME AND PRINCIPAL POSITION                     YEAR     SALARY      BONUS
---------------------------                     ----     ------      -----
Henry W. Nozko, Sr............................  2000    $460,700    $200,000        $10,617
Chairman, President                             1999    $447,200    $395,000        $10,532
And Chief Executive Officer                     1998    $447,200    $     --        $12,238
Henry W. Nozko, Jr. ..........................  2000    $332,000    $150,000        $10,617
Executive Vice President                        1999    $322,500    $315,000        $10,430
and Chief Operating Officer                     1998    $322,500    $     --        $12,120
Robert H. Frazer, Esq.........................  2000    $136,069    $     --        $ 6,765
Vice President, Secretary                       1999    $171,600    $ 25,000        $10,392
and General Counsel                             1998    $171,600    $     --        $12,075
Michael P. Cifone.............................  2000    $154,500    $100,000        $10,617
Vice President-Finance                          1999    $150,000    $155,000        $10,289
                                                1998    $114,400    $     --        $10,202

---------------
(A) Amounts shown include cash compensation earned and received by the executive officers. There are no other forms of non-cash compensation or other perquisites for any executive officer.

    The Company has a Management Compensation Plan based upon earnings of the Company. As a guideline, the plan provides that participants may share in an incentive fund equal to 12% of pretax earnings, provided such pretax earnings amount to at least a 10% return on the Company's equity. However, both the participants and the amount of bonus are discretionary, provided the total amount of bonuses paid do not exceed the total incentive fund available. In addition, the Company may offer separate incentives and commissions on an individual basis.

(B) The amounts shown in this column represent contributions made by the Company to the Company's 401(k) Plan and Thrift, Profit Sharing and Retirement Plan ("Plan"). The Plan was terminated on February 29, 2000. On January 1, 2000, the Company adopted the ACMAT 401(k) plan for all nonunion employees employed on a full time or part time salaried basis are eligible to participate on the first day of January or July after twelve consecutive months of employment. The Company contributes amounts, as determined by the Board of Directors, to be allocated among the participants according to a formula based upon the employee's compensation. A participant becomes vested at the rate of 20% per year commencing after two years of service.

    Directors who are not employees of the Company are paid an annual fee of $4,000.

EMPLOYMENT ARRANGEMENT:

     The Board of Directors has authorized an arrangement under which Mr. Henry
W. Nozko, Sr., Chairman, President and Chief Executive Officer, will receive a five-year consulting agreement if and when he retires or otherwise ceases employment. The annual consulting fee will be based on Mr. Nozko's last year of employment. In the event of Mr. Nozko's death, the remainder of the consulting fee would be paid as a death benefit funded with the proceeds of life insurance policies owned by the Company.

     The following table provides information on options during 2000 by the named Executive Officers and the value of their unexercised options at December 31, 2000.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                  YEAR AND FISCAL YEAR END 2000 OPTION VALUES

                                                     NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                          OPTIONS AT              IN-THE-MONEY OPTIONS
NAME                                                      12/31/00(1)                AT 12/31/00(2)
----                                               -------------------------    -------------------------
                                                   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
Henry W. Nozko, Sr.
  -- ACMAT Class A Stock Options.................        46,000/10,000                       --/--
  -- ACMAT Common Stock Options..................        50,000/--                     $412,500/--
Henry W. Nozko, Jr.
  -- ACMAT Class A Stock Options.................        45,000/10,000                       --/--
  -- ACMAT Common Stock Options..................        50,000/--                     $412,500/--
Robert H. Frazer
  ACMAT Class A Stock Options....................        35,000/--                           --/--
Michael P. Cifone
  ACMAT Class A Stock Options....................        10,000/10,000                       --/--

---------------
(1) Represents the number of options held at year end.

(2) Represents the total gain that would have been realized if all options for which the year-end stock price was greater than the exercise price were exercised on the last day of the year.

            REPORT OF THE BOARD OF DIRECTORS COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is composed of a non-employee director. The Committee makes recommendations to the Board of Directors as to policies which govern both annual compensation and stock ownership programs for the Chief Executive Officer and certain other executive officers. Each year, salaries are determined and awards are made, if warranted, under the Management Compensation Plan.

     The Committee annually evaluates the Company's performance, executive compensation and incentive programs compared with our industry and with a broader group of companies.

     The Company's compensation programs are designed to reward executives for long-term strategic management and the enhancement of shareholder value, and are leveraged on the basis of performance in terms of both cash compensation and incentive plans, paying more with good performance and less when it is below standard. The Chief Executive Officer and other executive officers received salary increases of 3% during 2000. There were awards made under the Management Compensation Plan based on the Company's performance in 2000.

     During 2001, the Compensation Committee will continue to carefully consider executive compensation in relation to the Company's performance compared to that of industry performance levels.

     The Company has no formal employment agreements.

        COMPENSATION COMMITTEE:

           John Creasy

                REPORT OF THE BOARD OF DIRECTORS AUDIT COMMITTEE

     In accordance with its written charter, which was approved in its current form by the Board of Directors on June 22,2000, the Audit Committee assists the Board in oversight of the quality and integrity of the accounting, auditing, and the financial reporting practices of ACMAT. A copy of the Audit Committee charter is attached to ACMAT's proxy statement as Annex A.

     The Audit Committee consists of three independent members (as independence is defined by the rules of the Nasdaq Stock Exchange).

     In performing its oversight functions, the Audit Committee reviewed and discussed the audited consolidated financial statements of ACMAT as of and for the year ended December 31, 2000 with management and ACMAT's independent accountants. The Audit Committee also discussed with ACMAT's independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and ACMAT that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also considered whether the provision of information technology services and other non-audit services by KPMG LLP, ACMAT's principal independent accountants, to ACMAT is compatible with maintaining KPMG's independence.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that ACMAT's audited consolidated financial statements be included in ACMAT's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

        THE AUDIT COMMITTEE:

           John C. Creasy
           Arthur R. Moore
           Alfred T. Zlotopolski

                         ACMAT STOCK PERFORMANCE GRAPH

     The following chart compares the value of $100 invested on January 1, 1996 in the Company's Common Stock and Class A Stock and the NASDAQ Stock Market Index (U.S. Companies only) and the Center for Research in Security Prices
(CRSP) Index for Special Trade Contractors. The NASDAQ Stock Market Index represents a broad market group in which the Company participates.
[ACMAT STOCK PERFORMANCE GRAPH]

                                                                                          NASDAQ STOCK          CRSP INDEX FOR
                                         ACMAT CORPORATION      ACMAT CORPORATION      MARKET INDEX (U.S.       SPECIAL TRADE
                                            COMMON STOCK          CLASS A STOCK            COMPANIES)            CONTRACTORS
                                         -----------------      -----------------      ------------------       --------------
1995                                           100.00                 100.00                 100.00                 100.00
1996                                           125.00                 113.50                 123.00                 109.70
1997                                           131.30                 130.80                 150.70                  94.30
1998                                           135.90                 117.30                 212.50                  39.90
1999                                           118.80                  55.80                 394.80                  85.00
2000                                           118.80                  54.80                 237.40                  19.80

                    2.  APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of KPMG LLP to act as independent auditors for the Company for the fiscal year which began January 1, 2001. This firm has acted in a similar capacity for several years. The appointment will be submitted for approval by the stockholders at the meeting and the Board of Directors recommends a vote FOR approval.

     The Company has been advised by KPMG LLP that no member of that firm has any direct financial interest or any material indirect financial interest in the Company and that it has never had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director or employee.

     Representatives of KPMG LLP will be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. Such representatives will be available to respond to questions from the Company's stockholders regarding the Company's financial statements.

DISCLOSURE OF AUDITOR FEES

     The following is a description of the fees billed to ACMAT by KPMG during the year ended December 31, 2000:

     Audit fees: Audit fees paid by ACMAT to KPMG in connection with KPMG's review and audit of ACMAT's annual financial statements for the year ended December 31, 2000 and KPMG's review of ACMAT's interim financial statements included in ACMAT's Quarterly Reports on Form 10-Q during the year ended December 31, 2000 totaled approximately $128,000.

     Financial Information Systems Design and Implementation Fees: ACMAT did not engage KPMG to provide advice to ACMAT regarding financial information systems design and implementation during the year ended December 31, 2000.

     All Other Fees: Fees billed to ACMAT by KPMG during the year ended December 31, 2000 for all other non-audit services rendered to ACMAT (including tax related services) totaled approximately $39,700.

                             SHAREHOLDER PROPOSALS

     Proposals of stockholders for the 2002 Annual Meeting must be received by the Company at its offices addressed to its Secretary no later than April 1, 2002 to be considered for inclusion in the proxy statement and form of proxy relating to the 2002 Annual Meeting.

                                    GENERAL

     The cost of soliciting proxies will be borne by the Company. The only costs anticipated are those ordinarily incurred in connection with the preparation and mailing of proxy material.

     In addition to solicitation by mail, proxies may be solicited personally or by telephone by certain directors, officers and regular employees of the Company in the ordinary course of the performance of their duties and without extra compensation for such work.

     The Board of Directors knows of no other matters which will be presented to the meeting, but if any other matters should properly come before the meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with their best judgment. The shares represented by all effective proxies received by management will be voted. Unless otherwise specified in the proxy forms which are returned to management, such proxies will be voted as follows: (1) "FOR" the election, as directors, of the six nominees of the Board of Directors which are set forth under the heading "Election of Directors"; and
(2) "FOR" the approval of the selection of KPMG LLP as auditors.

                                          By order of the Board of Directors

                                          /s/ Robert H. Frazer

                                          ROBERT H. FRAZER, Esquire
                                          Secretary

May 4, 2001

                                                                         ANNEX 1

                               ACMAT CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                              AS OF JUNE 12, 2000

I. PURPOSE

     The primary purpose of the Audit Committee of the Board of Directors of ACMAT Corporation is to provide independent and objective oversight of the accounting functions and internal controls of ACMAT Corporation, its subsidiaries and affiliates and to ensure the objectivity of ACMAT's financial statements. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. The Committee shall also review and advise the Board with respect to ACMAT's risk management policies and tax policies.

II. FUNCTIONS

     The Audit Committee shall perform the following functions:

      1. INDEPENDENT ACCOUNTANTS. Recommend to the Board the firm to be employed by ACMAT as its independent accountants, which firm shall be ultimately accountable to the Board and the Committee as representatives of shareholders.

      2. PLAN OF AUDIT. Consult with the independent accountants regarding the plan of audit. The Committee also shall review with the independent accountants their report on the audit and review with management the independent accountant's suggested changes or improvements in ACMAT's accounting practices or controls.

      3. ACCOUNTING PRINCIPLES AND DISCLOSURE. Review significant developments in accounting rules. The Committee shall review with management recommended changes in ACMAT's methods of accounting or financial statements. The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements.

      4. INTERNAL ACCOUNTING CONTROLS. Consult with the independent accountants regarding the adequacy of internal accounting controls. Where appropriate, consultation with the independent accountants regarding internal controls shall be conducted out of management's presence. In connection with this function, the Committee may require the General Counsel to circulate a questionnaire to evaluate ACMAT's compliance with financial disclosure and accounting laws.

      5. FINANCIAL DISCLOSURE DOCUMENTS. Review with management and the independent accountants ACMAT's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders and following the satisfactory completion of each year-end review recommend to the Board the inclusion of the audited financial statements in ACMAT's filing on Form 10-K. The review shall include any significant problems and material disputes between management and the independent accountants and a discussion with the independent accountants out of management's presence of the quality of ACMAT's accounting principles as applied in its financial reporting, the clarity of ACMAT's financial disclosures and degree of aggressiveness or conservatism of ACMAT's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure and reviewed by the independent accountants.

      6. INTERNAL CONTROL SYSTEMS. Review with management and internal auditors ACMAT's internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations. The review shall include any significant problems and regulatory concerns. The Committee also shall review internal audit plans in significant compliance areas.

      7. ETHICAL ENVIRONMENT. Consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment, communication, and enforcement of codes of conduct to guard against dishonest, unethical, or illegal activities.

      8. OVERSIGHT OF EXECUTIVE OFFICERS AND DIRECTORS AND CONFLICTS OF INTEREST. Review significant conflicts of interest involving directors or executive officers. The Committee shall review compliance with Company policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant. The Committee also shall review significant questionable or illegal payments.

      9. OVERSIGHT OF INDEPENDENT ACCOUNTANTS. Evaluate the independent accountants on an annual basis and where appropriate recommend a replacement for the independent accountants. In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and ACMAT. The Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and in response to the independent accountant's report take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountant's independence.

     10. ADEQUACY OF PERSONNEL. Review periodically the adequacy of ACMAT's accounting, financial, and auditing personnel resources.

     11. RISK MANAGEMENT. Review and evaluate risk management policies in light of ACMAT's business strategy, capital strength and overall risk tolerance. The Committee also shall evaluate on a periodic basis ACMAT's investment and derivatives risk management policies, including the internal system to review operational risks, procedures for derivatives investment and trading, and safeguards to ensure compliance with procedures.

     12. TAX POLICIES. Review periodically ACMAT's tax policies and any pending audits or assessments.

     13. OFFERINGS OF SECURITIES. Perform appropriate due diligence on behalf of the Board of Directors with respect to ACMAT's offerings of securities.

     14. CHARTER AMENDMENTS. Review this Charter annually, assess its adequacy and propose appropriate amendments to the Board.

     The Committee's function is one of oversight and review, and it is not expected to audit ACMAT, to define the scope of the audit, to control ACMAT's accounting practices, or to define the standards to be used in preparation of ACMAT's financial statements.

III. COMPOSITION & INDEPENDENCE

     The Committee shall consist of not less than two independent members, who shall be appointed by the Board of Directors. Members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee and at least one member of the Committee shall have accounting, related financial management expertise, or any other comparable experience or background that results in the individual's financial sophistication.

     No member of the Committee shall be employed or otherwise affiliated with ACMAT's independent accountants.

     In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairman, and in the case where the Committee Chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the Chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

IV. QUORUM AND MEETINGS

     A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee shall meet on a regular basis. Meetings shall be scheduled at the discretion of the Chairman. Notice of the meetings shall be provided at least five days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

V. REPORTS

     The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

     The Committee shall report to shareholders in Company's proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter.

VI. OTHER AUTHORITY

     The Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

     The Committee will perform such other functions as are authorized for this Committee by the Board of Directors Statement of Purpose and Responsibilities or the Board of Directors.

                                 CLASS A STOCK

                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 21, 2001

     The undersigned hereby appoints Henry W. Nozko, Sr. and Henry W. Nozko, Jr., as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Class A Stock of ACMAT Corporation held of record by the undersigned on April 21, 2000 at the Annual Meeting of Shareholders to be held on June 21, 2001, or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)



                                                                     SEE REVERSE
                                                                         SIDE

              - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -

A         PLEASE MARK YOUR
  / X /   VOTES AS IN THIS
          EXAMPLE.

                             WITHHOLD Authority
                    FOR         to vote for
               all nominees    all nominees                                                                   FOR   AGAINST  ABSTAIN
                                            Nominees: H. Nozko, Sr.   2. Proposal to approve the appointment
1.  Election of                                       H. Nozko, Jr.      of KPMG LLP as auditors of the        / /     / /      / /
    Directors.  / /                / /                V. Nozko           Corporation
                                                      J. Creasy
                                                      A. Moore        3. In their discretion, the proxies are authorized to vote
                                                      A. Zlotopolski     upon other business as may properly come before the
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR                          meeting.
ANY INDIVIDUAL NOMINEE(S), DO NOT CHECK EITHER BOX
AND INSTEAD WRITE THAT NOMINEE'S NAME(S) IN THE                          THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
SPACE PROVIDED BELOW                                                     MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                                                                         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                                                                         PROPOSALS 1 AND 2.
----------------------------------------------------
                                                                         PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY
                                                                         USING THE ENCLOSED ENVELOPE.







SIGNATURE(S):                                      Date:
             ------------------------------------       ------------------------
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

                                  COMMON STOCK

                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 21, 2001

     The undersigned hereby appoints Henry W. Nozko, Sr. and Henry W. Nozko, Jr., as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Common Stock of ACMAT Corporation held of record by the undersigned on April 21, 2000 at the Annual Meeting of Shareholders to be held on June 21, 2001, or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)



                                                                     SEE REVERSE
                                                                         SIDE

              - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -


A         PLEASE MARK YOUR
  / X /   VOTES AS IN THIS
          EXAMPLE.

                             WITHHOLD Authority
                    FOR         to vote for
               all nominees    all nominees                                                                   FOR   AGAINST  ABSTAIN
                                            Nominees: H. Nozko, Sr.   2. Proposal to approve the appointment
1.  Election of                                       H. Nozko, Jr.      of KPMG LLP as auditors               / /     / /      / /
    Directors. / /                / /                 V. Nozko           of the Corporation
                                                      J. Creasy
                                                      A. Moore        3. In their discretion, the proxies are authorized to vote
                                                      A. Zlotopolski     upon other business as may properly come before the
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR                          meeting.
ANY INDIVIDUAL NOMINEE(S), DO NOT CHECK EITHER BOX
AND INSTEAD WRITE THAT NOMINEE'S NAME(S) IN THE                          THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
SPACE PROVIDED BELOW                                                     MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                                                                         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                                                                         PROPOSALS 1 AND 2.
----------------------------------------------------
                                                                         PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY
                                                                         USING THE ENCLOSED ENVELOPE.







SIGNATURE(S):                                      Date:
             ------------------------------------       ------------------------
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.